Exhibit 10.38
Execution Version

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of February 21, 2014 by and among BERRY PETROLEUM COMPANY, LLC a Delaware limited liability company formerly known as Berry Petroleum Company ( the “Borrower”), WELLS FARGO BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders party to the Original Credit Agreement defined below (the “Lenders”).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2010 (as amended, supplemented or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as provided therein; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders now desire to amend the Original Credit Agreement upon the terms and conditions as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
DEFINITIONS AND REFERENCES
SECTION 1.1.   Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.
SECTION 1.2.   Other defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this Eighth Amendment to Second Amended and restated Credit Agreement.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

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ARTICLE II
AGREEMENTS
SECTION 2.1.   Definitions. The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety or added, as applicable, to read as follows:
“‘Commodity Exchange Act’ means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

‘Excluded Taxes’ means, with respect to Administrative Agent, any Lender, LC Issuer or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by Borrower under Section 3.7(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.5(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 3.5(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

‘FATCA’ means sections 1471 through 1474 of the Internal Revenue Code, as of February 21, 2014, and any amendment or successor provisions that are substantively identical and which do not impose criteria that are materially more onerous than those contained in such sections, and any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

‘Impacted Lender’ means any Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless with respect to the Loans, the non-funding thereof is the subject of a good faith dispute, (b) notified the Borrower, the Administrative Agent, the LC Issuer or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, unless the reason such Lender is not complying with such obligations is due to a good faith dispute with regard to such obligations, (c) failed, within three (3) Business Days after written

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request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be an Impacted Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such failure to pay is the subject of a good faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or, other than by way of an Undisclosed Administration, has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, provided that a Lender shall not be an Impacted Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or parent company thereof by a Governmental Authority or agency thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United Sates or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or agency thereof) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

‘Interest Period’ means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months and, if available to all Lenders, twelve months thereafter, as Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the first preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period which would otherwise end after the last day of the Commitment Period shall end on the last day of the Commitment Period (or, if the last day of the Commitment Period is not a Business Day, on the first preceding Business Day).

‘Participant Register’ has the meaning given to such term in clause (d) of Section 10.5.

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‘Qualified ECP Guarantor’ means, in respect of any Lender Hedging Obligations, each Restricted Person that has total assets exceeding $10,000,000 at the time such Lender Hedging Obligation is incurred or such other person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder.

‘Undisclosed Administration’ means, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not publicly disclosed.”

SECTION 2.2.   Foreign Lenders. Section 3.5(e) of the Original Credit Agreement is hereby amended by deleting such Section and replacing it with the following:

“(e)    Foreign Lenders.

(i)    Each Foreign Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(ii)    Without limiting the generality of the foregoing, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of Borrower or Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(A)    duly completed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(B)    duly completed originals of Internal Revenue Service Form W-8ECI,

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(C)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (I) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (2) a “10 percent shareholder” of Borrower (or, if Borrower is disregarded for U.S. federal income tax purposes, Borrower’s tax owner) within the meaning of section 881(c)(3)(B) of the Internal Revenue Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code and (II) duly completed originals of Internal Revenue Service Form W-8BEN, or

(D)    any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made.

If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation and information reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.5(e)(ii), “FATCA” shall include any amendments made to FATCA after February 21, 2014.”

SECTION 2.3.   Books, Financial Statements and Reports. (a) Section 6.2(a) of the Original Credit Agreement is hereby amended by replacing the phrase “ninety (90) days” with the phrase “one hundred twenty (120) days”; (b) Section 6.2(b) of the Original Credit Agreement is hereby amended by replacing the phrase “forty-five (45) days after the end of the first three Fiscal Quarters in each Fiscal Year,” with the phrase “seventy-five (75) days after the end of the first three Fiscal Quarters in Fiscal Year 2014 and sixty (60) days after the end of the first three Fiscal Quarters in each Fiscal Year thereafter,” and Section 6.2(d) of the Original Credit Agreement is hereby amended by replacing the term “Reserve Report” with the term “Engineering Report”.

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SECTION 2.4.   Hedging Contracts. Section 7.3(c) of the Original Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(c)    Hedging Contracts in respect of carbon dioxide emission credits; provided that the aggregate amount that is owing but unpaid by the Borrower and its Subsidiaries under all such Hedging Contracts shall not exceed $50,000,000 in the aggregate at any time.”

SECTION 2.5.   Current Ratio. Section 7.11 of the Original Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.11    Current Ratio. The Borrower will not permit, as of the last day of any Fiscal Quarter, its ratio of (a) Current Assets to (b) Current Liabilities to be less than 1.0 to 1.0, provided however, notwithstanding anything to the contrary contained herein, it shall not be a Default or Event of Default under this Agreement if such ratio is less than 1.0 to 1.0 as of the last day of any Fiscal Quarter (up to three Fiscal Quarters in each calendar year) if the ratio determined in accordance with Section 9.01(b) of the Linn Credit Agreement for such Fiscal Quarter is not less than 1.0 to 1.0.”

SECTION 2.6.   Survival. Section 10.2 of the Original Credit Agreement is hereby amended by inserting the phrase “(other than contingent indemnification obligations)” after the term “Obligations” therein.

SECTION 2.7.   Indemnity. Section 10.4(c) of the Original Credit Agreement is hereby amended by inserting the term “non-appealable” between the terms “final” and “judgment” in the third line of the third paragraph thereof.

SECTION 2.8.   Assignments by Lenders. Section 10.5(b)(iii) of the Original Credit Agreement is hereby amended by inserting the parenthetical “(such approval not to be unreasonably withheld or delayed)” after the term “approved” therein; and Section 10.5(d) of the Original Credit Agreement is hereby amended by adding the following at the end thereof:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all

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purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”

SECTION 2.9.   Keepwell. Article X of the Original Credit Agreement is hereby amended by adding the following Section 10.16:

“Section 10.16        Keepwell. The Borrower shall, and shall cause each other Qualified ECP Guarantor, jointly and severally absolutely, unconditionally and irrevocably to provide such funds or other support as may be needed from time to time by each other Restricted Person to honor all of its obligations under the Security Documents in respect of Lender Hedging Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.16 for the maximum amount of such liability that can be incurred without rendering its obligations under this Section 10.16, or otherwise under any Security Document, as it relates to such other Restricted Person, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.16 shall remain in full force and effect until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents (other than contingent indemnification obligations) shall have been paid in full in immediately available funds and all Letters of Credit shall have expired or terminated or been cash collateralized and all Matured LC Obligations shall have been reimbursed. Each Qualified ECP Guarantor intends that this Section 10.16 constitute, and this Section 10.16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Restricted Person for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

ARTICLE III
WAIVER

SECTION 3.1.   Waiver. The Borrower has informed the Administrative Agent that it will not be able to comply with the requirements of Section 7.11 of the Original Credit Agreement with respect to the Fiscal Quarter ending December 31, 2013, and the Borrower has requested that the Majority Lenders waive, and the Majority Lenders hereby waive (a) the requirements of Section 7.11 of the Original Credit Agreement with respect to the Fiscal Quarter ending December 31, 2013 and (b) any Default or Event of Default that may have occurred (or may, without the foregoing waiver, occur) as a result of any noncompliance with Section 7.11 of the Original Credit Agreement with respect to the Fiscal Quarter ending December 31, 2013.

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ARTICLE IV
CONDITIONS PRECEDENT
This Amendment shall become effective on the date (such date, the “Eighth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement):

SECTION 4.1.   Fees and Expenses. The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
SECTION 4.2.   Documents. The Administrative Agent shall have received from Lenders constituting the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

SECTION 4.3.   No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Article IV or the waiver of such conditions as permitted in Section 10.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
ARTICLE V
MISCELLANEOUS
SECTION 5.1.   Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

SECTION 5.2.   Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are

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expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
SECTION 5.3.   Loan Document. This Amendment is a Loan Document.
SECTION 5.4.   Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5.   NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
SECTION 5.6.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
SECTION 5.7.   Payment of Expenses. In accordance with Section 10.4 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
SECTION 5.8.   Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 5.9.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 5.10.   Limitation of Waiver. Except as expressly set forth herein, neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection

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herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) except as amended or waived herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:	BERRY PETROLEUM COMPANY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and
Chief Financial Officer

Active.153800067.3    Schedule I Berry Eighth Amendment

LENDERS:	WELLS FARGO BANK, N.A., as Administrative Agent, a Lender, Swingline Lender and LC Issuer

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Active.153800067.3    Schedule I Berry Eighth Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

CITIBANK, N.A., as a Lender

By:	/s/ P. R. Ballard
Name:	P. R. Ballard
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Active.153800067.3    Schedule I Berry Eighth Amendment

CREDIT SUISSE, AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

Active.153800067.3    Schedule I Berry Eighth Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

Active.153800067.3    Schedule I Berry Eighth Amendment

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

UNION BANK, N.A., as a Lender

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

CAPITAL ONE, N.A., as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

JPMORGAN CHASE BANK, as a Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

Active.153800067.3    Schedule I Berry Eighth Amendment

SUN TRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

SOCIETE GENERALE, as a Lender

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

DNB CAPITAL LLC, as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Keiton Glasscock
Name:	Keiton Glasscock
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

BNP PARIBAS, as a Lender

By:	/s/ Sriram CHANDRASEKARAN
Name:	Sriram CHANDRASEKARAN
Title:	Vice President

By:	/s/ Julien PECOUD-BOUVET
Name:	Julien PECOUD-BOUVET
Title:	Associate

Active.153800067.3    Schedule I Berry Eighth Amendment

NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

COMERICA BANK, as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Assistant Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

Active.153800067.3    Schedule I Berry Eighth Amendment

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

Active.153800067.3    Schedule I Berry Eighth Amendment

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

BOKF, NA dba BANK OF OKLAHOMA (successor to Bank of Oklahoma, N.A.), as a Lender

By:	/s/ Sonja Borodko
Name:	Sonja Borodko
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

REGIONS BANK, as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

Active.153800067.3    Schedule I Berry Eighth Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

Active.153800067.3    Schedule I Berry Eighth Amendment